Exhibit 99.2

                               GLOBAL CERTIFICATE

     THIS SECURITY IS NOT A SAVINGS ACCOUNT, DEPOSIT OR OTHER OBLIGATION
OF A BANK OR NONBANK SUBSIDIARY OF THE COMPANY AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND OR ANY GOVERNMENTAL AGENCY.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO FIRSTAR CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                               FIRSTAR CORPORATION

                              6.50% Notes Due 2002

No. R-1                                                           $200,000,000
                                                           CUSIP NO. 33761CAE3

          Firstar Corporation, a corporation duly organized and existing under the laws of Wisconsin (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company, or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) on July 15, 2002, and to pay interest thereon from July 13, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing January 15, 2000, at the rate of 6.50% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 6.50% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the
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                                       2


Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          Payment of the principal of and interest on this Security will be made at the offices or agencies maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Notwithstanding the foregoing, while the Securities of this series are represented by one or more Book-Entry Securities registered in the name of the Depositary or its nominee, the Company will cause payments of principal of and interest on such Book-Entry Securities to be made to the Depositary or its nominee, as the case may be, by wire transfer, to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the Depositary or its nominee, and otherwise in accordance with such agreements, regulations and procedures.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an authenticating agent, by the manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
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                                       3






            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                    FIRSTAR CORPORATION

                                    By________________________________________
                                    Name:  Daryl N. Bible
                                    Title: Senior Vice President and Treasurer

Attest:

By_______________________________
Name:  Jennie P. Carlson
Title:    Secretary

Dated: July 13, 1999

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

                                   CITIBANK, N.A.
                                   As Trustee


                                   By____________________________
                                   Authorized Signatory


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                                       4




          This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

                                  CITIBANK, N.A.
                                   As Trustee

                                   By Firstar Bank, N.A.,
                                    As Authenticating Agent for the Trustee



                                   By___________________________________
                                           Authorized Signatory


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                                       5




                               FIRSTAR CORPORATION

                              6.50% Notes Due 2002

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Debt Securities"), issued under an Indenture, dated as of June 22, 1999 (herein called the "Indenture"), between the Company and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to TWO HUNDRED MILLION DOLLARS ($200,000,000).

          The Debt Securities of this series are not subject to redemption.

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security and (b) certain restrictive covenants, in each case, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

          If an Event of Default with respect to Debt Securities of this series shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to rescind certain past defaults under the Indenture and their consequences. Any such rescission by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the
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                                       6


principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Debt Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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                                       7




                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

            TEN-COM - as tenants in common

            TEN ENT - as tenants by the entireties

            JT TEN - as joint tenants with right of survivorship and
                     not as tenants in common

            UNIF GIFT MIN ACT
 .................Custodian.............................
                                 (Cust.)                        (Minor)

 .......Under.Uniform.Gifts.to.Minors.Act...........
                                                       (State)

Additional abbreviations may also be used though not in the above list.


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                                       8




            FOR VALUE RECEIVED, ___________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


_______________________



__________________________________________________________________________
PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE, OF ASSIGNEE:



_________________________________________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing __ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:_____________                     _________________________________
                                                  Signature
                                        Sign exactly as name appears on the
                                        front of this Security [SIGNATURE
                                        MUST BE GUARANTEED by a member of a
                                        recognized Medallion Guarantee Program]

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.